Accrued Liabilities	12 Months Ended
Dec. 31, 2018
Accrued Liabilities [Abstract]
Accrued Liabilities
ACCRUED LIABILITIES

(dollars in millions)	2018	2017
Advances on sales contracts and service billings	$—	$4,547
Accrued salaries, wages and employee benefits	2,074	1,741
Service and warranty accruals	754	629
Interest payable	637	439
Litigation and contract matters	461	435
Income taxes payable	460	285
Accrued property, sales and use taxes	277	258
Canadian government settlement - current portion	34	217
Accrued restructuring costs	249	212
Accrued workers compensation	142	204
Liabilities held for sale	40	—
Other	5,095	3,349
	$10,223	$12,316

The decline in advances on sales contracts and service billings is due to reclassification of amounts to Contract liabilities, current upon adoption of the New Revenue Standard.
On December 30, 2015, P&WC and federal and provincial Canadian government agencies entered into amendments of certain government research and development support arrangements. Under the amendments, P&WC agreed to make four annual payments of approximately CAD 327 million (approximately $243 million at December 2018), commencing in the first quarter of 2016, to fully settle and terminate P&WC's future contractual obligations to pay royalties to these agencies that had previously been contingent upon future engine deliveries and P&WC sales; to maintain its commitments to perform certain assembly, test and manufacturing operations in Canada; and to provide support of innovation and research and development through initiatives with post-secondary institutions and key industry associations in Canada over a 14 year period. As a result of the amendments to these contractual arrangements, Pratt & Whitney recorded a charge and related discounted obligation of $867 million in the fourth quarter of 2015.
The current portion of the Canadian government settlement included in the table above represents the final payment under this agreement to be paid in 2019. There were no Other long-term liabilities related to this settlement in the accompanying Consolidated Balance Sheet as of December 31, 2018 and approximately $256 million as of December 31, 2017.